Issued share capital	6 Months Ended
Jun. 30, 2024
Issued share capital
Issued share capital

Note 8

Issued share capital

	No. of shares (in
EUR’000	thousands)	H1 2024	H1 2023
Ordinary shares at 1 January	311,409	41,839	26,575
Issued in February 2024 for capital increase	39,520	5,301	-
Issued in June 2024 for capital increase	28	4	-
Ordinary shares at 30 June	350,957	47,144	26,575

As of 1 January 2024, the Group had share capital amounting to DKK 311,409 thousand, equal to EUR 41,838 thousand, consisting of 311,409,868 shares of nominal DKK 1 each.

On 15 February 2024, the Company completed a private placement, resulting in the issuance of 39.5 million shares of nominal DKK 1 each at a price of NOK 44.50 per share. Overall, the Company raised EUR 155 million after transactional costs of EUR 2.5 million. The proceeds from the private placement were substantially allocated to the financing of the intended equity portion of the contract value of the order placed on 22 May 2024 to build the third A-Class vessel. The remaining funds will be allocated towards acquiring mission equipment and building working capital.

On 26 June 2024, the Company completed a capital increase of EUR 88 thousand as a result of the exercise of options under its employee equity incentive program resulting in the issuance of 27,715 shares of a nominal price of DKK 1 per share.

All shares have equal rights.